The Advisors' Inner Circle Fund

                        Independence Small Cap Portfolio

                       Supplement dated November 19, 2002
                      To the Prospectus dated June 24, 2002

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus.

The following disclosure replaces the footnote in the section entitled "Annual Fund Operating Expenses (expenses that are deducted from fund assets)" on page 4 of the prospectus:

         * The expenses in the table above reflect the expense limitation in effect through the end of the Fund's current fiscal year under which the adviser has agreed not to impose all or a portion of its fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce the fund's ordinary operating expenses for the current fiscal year to 1.85% of average daily net assets. After the end of the current fiscal year, the adviser may renew, terminate or modify such expense limitation in its sole discretion.

         In addition, the Fund's Actual Total Annual Fund Operating Expenses are expected to be less than the amount shown above because the adviser has voluntarily agreed to further limit the expenses of the fund to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) at a specified level. The adviser may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's Actual Total Annual Fund Operating Expenses are expected to be as follows:

         Independence Small Cap Portfolio            1.15%

         Other Expenses include amounts related to any expense offset arrangements the Fund may have that would reduce its custodial fee based on the amount of cash the Fund maintains with its custodian. As a result of this arrangement, the Fund's expenses generally may be reduced, which in turn may reduce the cost to the adviser of its voluntary expense limit.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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